POWER OF ATTORNEY

Each of the undersigned hereby constitutes and appoints Mauro Renato José Dacomo and Ignacio Cruz Morán, acting jointly or individually, as its true and lawful attorney-in-fact and agent (each an “Attorney-in-Fact”), with full power of substitution and resubstitution, to act for it and in its name, place and stead and on its behalf, in any and all capacities, to sign any Schedule 13D or 13G, and any and all amendments thereto and any other document relating thereto (including any joint filing agreement and any applications or Form IDs for the purpose of obtaining a CIK number, if applicable) (each a “Filing”), relating to its beneficial ownership (direct or indirect) of any securities, and to file on its behalf any such Filings required to be filed pursuant to the United States Securities Exchange Act of 1934, as amended, with the United States Securities and Exchange Commission, hereby granting unto said Attorney-in-Fact full power and authority to do and perform any and all acts and things requisite as fully to all intents and purposes as it might or could do in person, hereby ratifying and confirming all that said Attorney-in-Fact may lawfully do or cause to be done by virtue hereof.

Each of the undersigned acknowledges that the Attorney-in-Fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned’s responsibilities to comply with Section 13 of the Securities Exchange Act of 1934.

The powers hereby conferred upon the Attorney-in-Fact shall continue in force until April 13th, 2013.

IN WITNESS WHEREOF, on this 25th day of April, 2011 each of the undersigned has hereunto subscribed this Power of Attorney, which shall be valid as of April 14th, 2011.

By: /s/ Enrique Eskenazi

Enrique Eskenazi

By: /s/ Sebastián Eskenazi
Sebastián Eskenazi

By: /s/ Matías Eskenazi Storey

Matías Eskenazi Storey

By: /s/ Ezequiel Eskenazi Storey

Ezequiel Eskenazi Storey

PETERSEN ENERGIA S.A.

By: /s/ Mauro Renato José Dacomo
By: Mauro Renato José Dacomo
Title: Consejero-Secretario
MEMBER OF THE BOARD-SECRETARY

PETERSEN ENERGIA PTY LTD.

By: /s/ Matías Eskenazi Storey
By: Matías Eskenazi Storey
Title: Director

PETERSEN INVERSIONES SPAIN, S.A.

By: /s/ Mauro Renato José Dacomo
By: Mauro Renato Jose Dacomo
Title: Consejero-Secretario
MEMBER OF THE BOARD-SECRETARY

PETERSEN ENERGIA INVERSORA, S.A.

By: /s/ Mauro Renato José Dacomo
By: Mauro Renato Jose Dacomo
Title: Consejero-Secretario
MEMBER OF THE BOARD-SECRETARY

PETERSEN ENERGIA INVERSORA S.A.

By: /s/ Matías Eskenazi Storey
By: Matías Eskenazi Storey
Title: Director

PETERSEN ENERGIA INVERSORA HOLDING GmbH

By: /s/ Mauro Renato José Dacomo
By: Mauro Renato Jose Dacomo
Title: Managing Director

PETERSEN ENERGIA INVERSORA HOLDINGS, S.A.

By: /s/ Mauro Renato José Dacomo
By: Mauro Renato Jose Dacomo
Title: Consejero-Secretario
MEMBER OF THE BOARD-SECRETARY